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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): January 30, 2004



          CWALT, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of January 1, 2004, providing for the issuance of the Alternative Loan Trust 2004-J1, Mortgage Pass-Through
                        Certificates, Series 2004-J1).



CWALT, INC.
-----------
(Exact name of registrant as specified in its charter)

     Delaware                     333-110343            87-0698307
----------------------------      ----------            ----------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
 of Incorporation)                File Number)          Identification No.)



4500 Park Granada
Calabasas, California                            91302
---------------------                          ---------
(Address of Principal                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 5.  Other Events.
         -------------

On January 30, 2004, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-J1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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


Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         -------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1. The Pooling and Servicing Agreement, dated as of January 1, 2004, by and among the Company, Sellers, Master Servicer and the Trustee.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CWALT, INC.



                                    By: /s/ Darren Bigby
                                        ----------------------------
                                        Darren Bigby
                                        Vice President


Dated:  April 1, 2004




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                                Exhibit Index
                                -------------

Exhibit                                                                   Page
-------                                                                   ----

99.1.      Pooling and Servicing Agreement,
           dated as of January 1, 2004, by
           and among, the Company, Sellers,
           Master Servicer and the Trustee.                                  6




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